                        Annual Report

                                     VALUE
                                     FUND

                                     -----------------
                                     DECEMBER 31, 1999
                                     -----------------

[LOGO OF T.ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Value Fund

 .    The S&P 500 soared to its fifth straight year of returns above 20%, but more stocks declined than advanced in a frustrating year for value stocks and your fund.

 .    Fund performance faded in the second half after outperforming the S&P 500 and the Lipper average in the first half; results surpassed Lipper for the year.

 .    Rising interest rates and a focus on technology hurt conservative invest-
     ments such as low P/E and high-dividend stocks.

 .    Despite the sluggish performance, the portfolio contained its share of win-
     ners, and we added several new positions.

 .    While the broad market looks frothy, we are optimistic about value stocks, many of which are at their lowest valuation levels in 25 years.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The last year of the millennium will be remembered as the year the S&P 500 continued an unprecedented five-year streak of returns in excess of 20%, but also the year in which more S&P 500 stocks declined than advanced. Without doubt it was a challenging year for value investors in general and for your fund in particular, as investors shunned our segment of the market in favor of technology and growth stocks.

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------
Periods Ended 12/31/99                     6 Months       12 Months
-------------------------------------------------------------------
Value Fund                                  -8.76%           9.16%
S&P 500                                      7.71           21.04
Lipper Multi-Cap Value Funds Average        -2.64            7.78

Stocks were strong through the first six months of the year as many shares, particularly those with value and cyclical characteristics, did quite well. At mid-year the fund was well ahead of the S&P 500 and the Lipper universe of comparably managed funds. However, during the second half of 1999, we struggled relative to the broad market and ended with a total return of 9.16%. The second half proved to be rough sledding for many funds in our new Lipper category, which we are introducing in this report. Previously, Lipper assigned a fund to a category based on its objective as outlined in the prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings and other valuation ratios, earnings growth rates, etc. As you check the results in the Performance Comparison table you will notice a significant gap between value funds generally and the S&P 500. We will comment further on this issue later in the report. We were pleased that in a poor year for value stocks, we fared reasonably well against our peer group.

DIVIDEND DISTRIBUTIONS

On December 14, 1999, your Board of Directors declared a fourth quarter income dividend of $0.06, bringing the total for 1999 to $0.21. On the same day, a $1.44 capital gain distribution was declared of which $0.76 was short term and $0.68 long term. The dividend and capital gain distributions were paid on December 16 to shareholders of record on December 14. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

PORTFOLIO REVIEW

The year was characterized by a pronounced investor preference for growth stocks, a market dominated by a relatively small number of companies, and an extremely strong advance for one sector--technology. Behind the scenes of the equity market, different investment styles moved in and out of favor during the course of the year. While value stocks fared well through June, particularly in the second quarter, growth stocks led the way in the second half. Technology stocks made a major impact as the sector almost doubled in value during the year. We would not normally expect to hold large positions in many of these companies since they are generally overvalued and, therefore, do not possess the value criteria we look for. That said, our underweighting in this area detracted from our relative performance in the second half. It is hard to imagine that in the context of such strong stock market performance, more than half of the stocks in the S&P 500 declined in value while the rest advanced, significantly in some cases. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of the S&P's 21% return last year.

Value investing was rendered even more challenging by the deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Rising rates took their toll on the value sector as well. Stocks with low price/earnings ratios and high dividend yields suffered in 1999, and the S&P 500 stocks with the lowest P/Es and highest yields generally lost value. This phenomenon was especially pronounced during the past six months. However, every cloud has a silver lining. Many stocks with lower-than-average price/earnings ratios, low price/cash flow ratios, and other attractive measures of value currently sell at the largest discount to the general market in 25 years.

In this context, the Value Fund performed about as one might have expected. The entire universe of value funds struggled, with larger-cap funds generally doing better than mid-and smaller-cap funds. Nonetheless, our portfolio did contain several successful holdings, including some that were involved in mergers and acquisitions.

Cyprus Amax, Sprint, and US West made positive contributions, as did some of our more cyclical companies such as Phelps Dodge, Inco, and Micron Technology. The financial sector was mixed, but in our view it offers good relative value going forward. During the past six months, we initiated positions in Sprint, American Home Products, NIKE, Dana, and other companies, and eliminated Browning-Ferris, Micron Technology, Motorola, and General Mills among others. Our new positions are undervalued relative to their earnings power, cash flow, or underlying asset value. The market often discounts the stock prices of companies facing short-term difficulties, and it is our job to attempt to capitalize on such opportunities. Most of the companies eliminated from the portfolio had appreciated to levels that reduced their valuation appeal. Several sales involved companies that had been acquired by others.

----------------------
SECTOR DIVERSIFICATION
-----------------------------------------

              [PIE CHART]

Reserves and Other                    20%
Energy                                 6%
Process Industries                     9%
Business Services and Transportation    7%
Consumer Nondurables                  15%
Financial                             18%
Consumer Services                     16%
Technology                             9%

Based on net assets as of 12/31/99

Financial stocks composed 18% of portfolio assets at the end of December, down from 21% six months earlier. Consumer services rose two percentage points to 16%, consumer nondurables rose one percentage point to 15%, and technology shares declined from 11% to 9% during the six-month period. (The chart on this page shows the sector breakdown.) The fund is well diversified by industries and by individual holdings.

SUMMARY AND OUTLOOK

Based on most historical measures, the stock market appears somewhat expensive, as it has for some time now. The market's price/earnings ratio is approaching 30, and the average dividend yield is barely above 1%. A review of a wide range of other valuation measures also suggests at least some degree of overvaluation. We are also concerned that investors have focused almost exclusively on maximum short-term returns with little regard for traditional long-term goals or undue risk, as evidenced in the speculative frenzy surrounding many new Internet companies.

We expect the Fed to maintain a tighter monetary stance with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it's difficult to envision an even more positive environment for stocks than we have recently experienced. These factors prompt us to remain somewhat cautious in our expectations for 2000. However, many sectors have been left behind in the strong advance of the past few years, and we can identify many investment opportunities even in the midst of the euphoria. Specifically, we believe selected value stocks offer good potential for appreciation, especially when compared with some of the more extended sectors of the market. Our strategy is to stick to basics and focus on companies that appear undervalued relative to their prospects. We will continue to manage the fund in our traditional style, trying to identify stocks that offer a combination of strong potential return and relatively limited risk.

As always, we appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

/s/Brian C. Rogers

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

January 21, 2000

-----------------
PROSPECTUS CHANGE
--------------------------------------------------------------------------------
The Board of Directors of voted at its meeting in February 2000 to distribute the fund's income dividends annually instead of quarterly. Since long-term capital appreciation is the primary objective of the fund, with income only a secondary objective, the fund's quarterly dividends have been relatively small. Our records indicate that an overwhelming majority of shareholders currently reinvest these dividends rather than take them in cash. Moving from a quarterly to annual payout schedule should help economize on fund expenses. As a result of this decision, the income dividend for 2000 will be paid in December.

This updates the fund's prospectus dated May 1, 1999.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/99
--------------------------------------------------------------------------------
Phelps Dodge                                                              2.0%
Sprint                                                                    1.8
Stanley Works                                                             1.8
Amerada Hess                                                              1.5
Hillenbrand Industries                                                    1.5
--------------------------------------------------------------------------------
US West                                                                   1.5
Boeing                                                                    1.5
Great Lakes Chemical                                                      1.5
Lockheed Martin                                                           1.4
American Home Products                                                    1.4
--------------------------------------------------------------------------------
Reed International                                                        1.3
Seagram                                                                   1.3
CBS                                                                       1.3
Aetna                                                                     1.3
BP Amoco                                                                  1.3
--------------------------------------------------------------------------------
News Corporation                                                          1.2
Dana                                                                      1.2
Loews                                                                     1.2
Disney                                                                    1.2
Toys -R- Us                                                               1.2
--------------------------------------------------------------------------------
Delta                                                                     1.2
NIKE                                                                      1.2
Chubb                                                                     1.2
Berkshire Hathaway                                                        1.2
Newmont Mining                                                            1.2
--------------------------------------------------------------------------------
Total                                                                    34.4%

Note: Table excludes reserves.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 12/31/99

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
Sprint *                                Browning-Ferris **
American Home Products *                Micron Technology **
Dana *                                  Motorola **
Waste Management *                      Inco **
NIKE *                                  Raychem **
Hartford Financial Services Group *     Transamerica **
Nordstrom *                             Aegon **
UNUMProvident *                         Murphy Oil **
US West *                               Champion International **
Martin Marietta Materials *             General Mills **

*    Position added
**   Position eliminated

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

VALUE FUND
--------------------------------------------------------------------------------
As of 12/31/99
                                    [GRAPH]

               S&P 500 INDEX  Lipper Multi-Cap    Value Fund

9/30/94                10,000            10,000        10,000
12/94                   9,998             9,811        10,310
12/95                  13,756            12,905        14,419
12/96                  16,914            15,624        18,529
12/97                  22,557            19,859        23,948
12/98                  29,004            21,820        25,590
12/99                  35,106            23,195        27,933

-----------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 12/31/99    1 Year    3 Years     5 Years  Inception         Date
--------------------------------------------------------------------------------
Value Fund                 9.16%     14.66%      22.06%     21.61%      9/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                      Year
                                                     Ended
                                                  12/31/99    12/31/98   12/31/97   12/31/96   12/31/95
NET ASSET VALUE
Beginning of period                                $ 18.31    $  18.24   $  15.76   $  13.21   $  10.24

Investment activities
  Net investment income (loss)                        0.22        0.19       0.21       0.27*      0.27*
  Net realized and
  unrealized gain (loss)                              1.38        1.04       4.31       3.45       3.78

  Total from
  investment activities                               1.60        1.23       4.52       3.72       4.05

Distributions
  Net investment income                              (0.21)     (0.20)     (0.21)     (0.26)     (0.26)
  Net realized gain                                  (2.20)     (0.96)     (1.83)     (0.91)     (0.82)

  Total distributions                                (2.41)     (1.16)     (2.04)     (1.17)     (1.08)

NET ASSET VALUE
End of period                                      $ 17.50    $  18.31   $  18.24   $  15.76   $  13.21
                                                  -----------------------------------------------------

Ratios/Supplemental Data

Total return@                                         9.16%      6.85%     29.25%     28.51%*    39.85%*
Ratio of total expenses to
average net assets                                    0.92%      0.98%      1.05%      1.10%*     1.10%*
Ratio of net investment
income (loss) to average
net assets                                            1.14%      1.06%      1.26%      1.71%*     2.03%*
Portfolio turnover rate                               67.8%      72.1%      67.2%      68.0%      89.7%
Net assets, end of period
(in thousands)                                     $851,419   $774,514   $546,375   $197,846   $ 46,582

@ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999


-----------------------
STATEMENT OF NET ASSETS                                 Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands
COMMON STOCKS 94.7%

FINANCIAL 17.5%

Bank and Trust 7.5%
AmSouth                                                 374,200 $      7,227
Bank of America                                         150,000        7,528
Bank One                                                162,000        5,194
Firstar                                                 365,925        7,730
Huntington Bancshares                                   220,000        5,246
KeyCorp                                                 300,000        6,638
Mellon Financial                                        210,000        7,153
Summit Bancorp                                          250,000        7,656
Washington Mutual                                       350,000        9,100
                                                               -----------------
                                                                      63,472
                                                               -----------------

Insurance 8.4%

Allstate                                                250,000        6,000
Chubb                                                   175,000        9,855
Hartford Financial Services Group                       200,000        9,475
Loews                                                   170,000       10,317
PartnerRe Holdings                                      250,000        8,109
St. Paul Companies                                      200,000        6,738
Travelers Property Casualty (Class A)                   200,000        6,850
UNUMProvident                                           275,000        8,817
XL Capital (Class A)                                    106,720        5,536
                                                               -----------------
                                                                      71,697
                                                               -----------------

Financial Services 1.6%

Citigroup                                               150,000        8,334
Waddell & Reed Financial (Class A)                      200,000        5,425
                                                               -----------------
                                                                      13,759
                                                               -----------------
Total Financial                                                      148,928
                                                               -----------------

UTILITIES 5.3%

Telephone 4.4%

Sprint                                                  225,000        15,145
Telebras ADR                                             75,000         9,638
U S West                                                175,000        12,600
                                                               -----------------
                                                                       37,383
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------



                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

Electric Utilities 0.9%

Niagara Mohawk *                                       529,500 $       7,380
                                                                       7,380
                                                               -----------------
Total Utilities                                                       44,763
                                                               -----------------

CONSUMER NONDURABLES 15.3%
Beverages 0.6%
Coca-Cola Enterprises                                  250,000         5,031
                                                                       5,031
                                                               -----------------
Food Processing 0.9%
McCormick                                              250,000         7,438
                                                                       7,438
                                                               -----------------
Hospital Supplies/Hospital Management 2.5%
Boston Scientific *                                    375,000         8,203
Hillenbrand                                            400,000        12,675
                                                                      20,878
                                                               -----------------
Pharmaceuticals 2.7%
American Home Products                                 295,100        11,638
Mylan Laboratories                                     175,000         4,408
Pharmacia & Upjohn                                     150,000         6,750
                                                                      22,796
                                                               -----------------
Health Care Services 1.3%
Aetna                                                  200,000        11,162
                                                                      11,162
                                                               -----------------
Miscellaneous Consumer Products 7.3%
Armstrong World                                        175,000         5,841
Fortune Brands                                         200,000         6,613
Hasbro                                                 400,000         7,625
NIKE (Class B)                                         200,000         9,912
Seagram                                                250,000        11,234
Stanley Works                                          500,000        15,062
UST                                                    250,000         6,297
                                                                      62,584
                                                               -----------------
Total Consumer Nondurables                                           129,889
                                                               -----------------

CONSUMER SERVICES 15.7%
General Merchandisers 1.0%
Neiman Marcus *                                        300,000         8,381
                                                                       8,381
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

Specialty Merchandisers 5.1%
Nordstrom                                              350,000 $       9,165
Office Depot *                                         450,000         4,922
Rite Aid                                               400,000         4,475
Safeway *                                              250,000         8,891
Toys ORO Us *                                          700,000        10,019
Tupperware                                             350,000         5,928
                                                                      43,400
                                                               -----------------
Entertainment and Leisure 2.9%
Disney                                                 350,000        10,238
Hilton                                                 800,000         7,700
Reader's Digest (Class A)                              225,000         6,581
                                                                      24,519
                                                               -----------------
Media and Communications 5.4%
CBS *                                                  175,000        11,189
Chris-Craft *                                          129,500         9,340
Dun & Bradstreet                                       225,000         6,638
News                                                   275,000        10,519
R.R. Donnelley                                         350,000         8,684
                                                                      46,370
                                                               -----------------
Printing and Publishing 1.3%
Reed International (GBP)                             1,500,000        11,267
                                                                      11,267
                                                               -----------------
Total Consumer Services                                              133,937
                                                               -----------------
CONSUMER CYCLICALS 4.4%
Automobiles and Related 1.8%
Dana                                                   350,000        10,478
TRW                                                    100,000         5,194
                                                                      15,672
                                                               -----------------
Building and Real Estate 1.7%
Owens Corning                                          250,000         4,828
Starwood Hotels & Resorts Worldwide, REIT              400,000         9,400
                                                                      14,228
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands
Miscellaneous Consumer Durables 0.9%
Black & Decker                                         150,000 $       7,837
                                                                       7,837
                                                               -----------------
Total Consumer Cyclicals                                              37,737
                                                               -----------------
TECHNOLOGY 9.1%
Electronic Systems 1.0%
Hewlett-Packard                                         75,000         8,545
                                                               -----------------
                                                                       8,545
                                                               -----------------
Information Processing 1.1%
COMPAQ Computer                                        350,000         9,472
                                                               -----------------
                                                                       9,472
                                                               -----------------
Telecommunications 0.8%
3Com *                                                 150,000         7,045
                                                               -----------------
                                                                       7,045
                                                               -----------------
Aerospace and Defense 4.4%
Allegheny Technologies                                 337,500         7,573
Boeing                                                 300,000        12,469
Honeywell International                                100,000         5,769
Lockheed Martin                                        550,000        12,031
                                                               -----------------
                                                                      37,842
                                                               -----------------
Office Automation 1.8%
Ceridian *                                             400,000         8,625
Xerox                                                  275,000         6,239
                                                               -----------------
                                                                      14,864
                                                               -----------------
Total Technology                                                      77,768
                                                               -----------------
BUSINESS SERVICES AND TRANSPORTATION 7.4%
Airlines 1.2%
Delta                                                  200,000         9,962
                                                               -----------------
                                                                       9,962
                                                               -----------------
Computer Service and Software 1.6%
NCR *                                                  200,000         7,575
Parametric Technology *                                209,900         5,674
                                                               -----------------
                                                                      13,249
                                                               -----------------
Transportation Services 1.0%
CNF Transportation                                     250,000         8,625
                                                               -----------------
                                                                       8,625
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands
Miscellaneous Business Services 1.0%
Waste Management                                       500,000 $       8,594
                                                                       8,594
                                                               -----------------
Railroads 2.6%
Canadian Pacific                                       350,000         7,547
Norfolk Southern                                       400,000         8,200
Union Pacific                                          150,000         6,544
                                                                      22,291
                                                               -----------------
Total Business Services and Transportation                            62,721
                                                               -----------------
ENERGY 6.0%

Energy Services 0.7%
Baker Hughes                                           276,000         5,813
                                                                       5,813
                                                               -----------------
Integrated Petroleum - Domestic 2.4%
Amerada Hess                                           225,000        12,769
USX-Marathon                                           300,000         7,406
                                                                      20,175
                                                               -----------------
Exploration and Production 1.6%
Burlington Resources                                   225,000         7,439
Unocal                                                 200,000         6,713
                                                                      14,152
                                                               -----------------
Integrated Petroleum - International 1.3%
BP Amoco ADR                                           184,666        10,953
                                                                      10,953
                                                               -----------------
Total Energy                                                          51,093
                                                               -----------------
PROCESS INDUSTRIES 8.7%

Diversified Chemicals 1.7%
Hercules                                               350,000         9,756
W. R. Grace *                                          325,000         4,510
                                                                      14,266
                                                               -----------------
Specialty Chemicals 4.4%
Cytec Industries *                                     400,000         9,250
Great Lakes Chemical                                   325,000        12,411
Imperial Chemical ADR                                  150,000         6,384
Pall                                                   450,000         9,703
                                                                      37,748
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares         Value
--------------------------------------------------------------------------------
                                                                 In thousands
Paper and Paper Products 1.0%
Fort James                                              325,000  $      8,897
                                                                        8,897
Forest Products 0.5%
Louisiana Pacific                                       275,000         3,919
                                                                        3,919
Building and Construction 1.1%
Martin Marietta Materials                               225,000         9,225
                                                                        9,225
Total Process Industries                                               74,055

BASIC MATERIALS 4.2%

Metals 2.0%
Phelps Dodge                                            256,250        17,200
                                                                       17,200
Mining 1.1%
Newmont Mining                                          400,000         9,800
                                                                        9,800
Miscellaneous Materials 1.1%
Crown Cork & Seal                                       400,000         8,950
                                                                        8,950
Total Basic Materials                                                  35,950

MISCELLANEOUS 1.1%

Conglomerates 1.1%
Berkshire Hathaway (Class A) *                              175         9,817
Total Miscellaneous                                                     9,817
Total Common Stocks (Cost $841,124)                                   806,658

SHORT-TERM INVESTMENTS 5.1%

Money Market Funds 5.1%
Reserve Investment Fund, 6.16% #                     42,980,526        42,981
Total Short-Term Investments (Cost $42,981)                            42,981

T. ROWE PRICE VALUE FUND

                                                             Value
--------------------------------------------------------------------------------
                                                                 In thousands
Total Investments in Securities
99.8% of Net Assets (Cost $884,105)                                 $ 849,639

Other Assets Less Liabilities                                           1,780

NET ASSETS                                                          $ 851,419
                                                                    ------------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     327
Accumulated net realized gain/loss - net of distributions              22,078
Net unrealized gain (loss)                                            (34,465)
Paid-in-capital applicable to 48,656,027 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized      863,479

NET ASSETS                                                          $ 851,419
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $   17.50
                                                                    ------------


   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipt
REIT Real Estate Investment Trust
 GBP British sterling


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                         Year
                                                                        Ended
                                                                     12/31/99
Investment Income (Loss)
Income
 Dividend                                                         $    15,072
 Interest                                                               2,408
 Total income                                                          17,480
Expenses
 Investment management                                                  5,699
 Shareholder servicing                                                  1,775
 Prospectus and shareholder reports                                       148
 Custody and accounting                                                   122
 Registration                                                              40
 Legal and audit                                                           14
 Directors                                                                  8
 Miscellaneous                                                              7
 Total expenses                                                         7,813
 Expenses paid indirectly                                                  (4)
 Net expenses                                                           7,809
Net investment income (loss)                                            9,671
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                            87,608
 Foreign currency transactions                                            (69)
 Net realized gain (loss)                                              87,539
Change in net unrealized gain or loss
 Securities                                                           (38,579)
 Other assets and liabilities
 denominated in foreign currencies                                         (3)
 Change in net unrealized gain or loss                                (38,582)
Net realized and unrealized gain (loss)                                48,957
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    58,628
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

16
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                           Year
                                                          Ended
                                                       12/31/99      12/31/98
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $     9,671   $     8,179
  Net realized gain (loss)                               87,539        62,691
  Change in net unrealized gain or loss                 (38,582)      (42,009)
  Increase (decrease) in net assets from operations      58,628        28,861
Distributions to shareholders
  Net investment income                                  (9,204)       (8,467)
  Net realized gain                                     (95,424)      (39,006)
  Decrease in net assets from distributions            (104,628)      (47,473)
Capital share transactions *
  Shares sold                                           468,108       579,976
  Distributions reinvested                               96,937        45,081
  Shares redeemed                                      (442,140)     (378,306)
  Increase (decrease) in net assets from capital
  share transactions                                    122,905       246,751

Net Assets
Increase (decrease) during period                        76,905       228,139
Beginning of period                                     774,514       546,375
End of period                                       $   851,419   $   774,514
                                                    ----------------------------
*Share information
  Shares sold                                            23,992        30,243
  Distributions reinvested                                5,545         2,469
  Shares redeemed                                       (23,188)      (20,355)
  Increase (decrease) in shares outstanding               6,349        12,357



The accompanying notes are an integral part of these financial statements.

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                                                               December 31, 1999


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1994.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------



     reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $552,430,000 and $543,250,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $884,105,000. Net unrealized loss aggregated $34,466,000 at period-end, of which $83,221,000 related to appreciated investments and $117,687,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $480,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price- Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,502,000 for the year ended December 31, 1999, of which $164,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $2,396,000 and are reflected as interest income in the accompanying Statement of Operations.

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     . $51,880,000 from short-term capital gains,

     . $43,544,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $13,048,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

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T. ROWE PRICE VALUE FUND
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---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000

For fund and account information        Walk-In Investor Centers:
or to conduct transactions,             For directions, call 1-800-225-5132
24 hours, 7 days a week                 or visit our Web site
By touch-tone telephone
Tele*Access 1-800-638-2587              Baltimore Area
By Account Access on the Internet       Downtown
www.troweprice.com/access               101 East Lombard Street
                                        Owings Mills
For assistance                          Three Financial Center
with your existing                      4515 Painters Mill Road
fund account, call:
Shareholder Service Center              Boston Area
1-800-225-5132                          386 Washington Street
                                        Wellesley
To open a brokerage account
or obtain information, call:            Colorado Springs
1-800-638-5660                          4410 ArrowsWest Drive

Internet address:                       Los Angeles Area
www.troweprice.com                      Warner Center
                                        21800 Oxnard Street, Suite 270
                                        Woodland Hills
Plan Account Lines for retirement
plan participants:                      Tampa
The appropriate 800 number appears      4200 West Cypress Street
on your retirement account statement.   10th Floor

T. Rowe Price Associates                Washington, D.C.
100 East Pratt Street                   900 17th Street N.W.
Baltimore, Maryland 21202               Farragut Square

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F07-050  12/31/99